Exhibit 10.2
SECURED PROMISSORY NOTE

Up to U.S. $1,200,000.00	October ___, 2009 New York, New York
     FOR VALUE RECEIVED, CANARGO ENERGY CORPORATION, a corporation organized and existing under the laws of Delaware and a debtor and debtor-in-possession in a bankruptcy case commenced under chapter 11 of title 11 of the United States Code before the United States Bankruptcy Court for the Southern District of New York, Case No. 09-16453 (AJG) (the “Borrower”), hereby promises to pay to the order of PERSISTENCY, a company organized and existing under the laws of the Cayman Islands (the “Lender”), or as the Lender may otherwise direct, the aggregate principal amount of all Advances (as defined below) advanced by Lender to Borrower and not repaid, on or before the Maturity Date (as defined below), in the aggregate principal sum at any time outstanding of up to ONE MILLION TWO HUNDRED THOUSAND United States Dollars (U.S. $1,200,000.00) (the “Loan”), together with interest as herein provided, at the offices of the Lender in New York, New York or such other place as Lender may designate in writing, or by wire transfer to Lender’s designated bank account.
     1. This secured promissory note (the “Note”) has been issued under, is secured by, and the Lender is entitled to the benefits of that certain Debtor in Possession Financing Agreement (the “Financing Agreement “), Security Agreement (“Security Agreement”) and Pledge Agreements (“Pledge Agreement”), each dated the date hereof between the Borrower and the Lender, and the Guaranties executed in favor of the Lender by certain direct and indirect wholly owned subsidiaries of Borrower each dated the date hereof (collectively, the “Guaranties” and together with the Financing Agreement, the Security Agreement, the Pledge Agreement and the Guaranties, collectively, the “Loan Documents”) . Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in or pursuant to the Financing Agreement.
     2. This Note evidences loans to be made from time to time by Lender to or for the benefit of the Borrower, in accordance with and subject to the provisions of the Financing Agreement (each, an “Advance” and collectively, the “Advances”). The principal amount and date of disbursement of each Advance and any prepayment or payment of principal hereunder shall be endorsed by the Lender on Schedule A annexed to this Note and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed absent manifest error; provided, however, that any failure to endorse such information on such Schedule shall not in any manner affect the obligation of the Borrower to make payment of principal and interest in accordance with the terms of this Note. If this Note or any payment required to be made hereunder becomes due and payable on a day which is not a day on which banks are open for the transaction of business in New York, New York (a “Business Day”), the due date thereof shall be extended until the next following Business Day and interest shall be payable during such extension at the rate applicable immediately prior thereto, unless such next following Business Day falls in the following calendar month, in which case the due date thereof shall be adjusted to the immediately preceding Business Day. The Loan may be prepaid only in accordance with the terms and conditions of the Financing Agreement.
     3. The Borrower shall pay interest on the Loan as provided in the Financing Agreement. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360-day year.
     4. The entire outstanding principal balance of the Loan, together with all interest, if any, accrued and unpaid through the Maturity Date, and all other amounts owed pursuant to the Loan Agreements shall be paid on or before the earlier of (i) January 26, 2010, unless such date is extended as provided in the Financing Agreement but not beyond February 25, 2010 or (ii) the Conversion of the Loan as provided in the Financing Agreement (the “Maturity Date”).
     5. Borrower agrees that if it fails to timely make any payment due under this Note or upon the happening of any Event of Default under the Financing Agreement, the outstanding amount of all Obligations due and payable upon the occurrence of an Event of Default and during its continuance, including, without limitation, reasonable attorneys’ fees, shall immediately become due and payable at the option of the Lender, notwithstanding the Maturity Date. For purposes hereof, attorneys’ fees shall include, without limitation, reasonable fees and disbursements for legal services incurred by the holder hereof in collecting or enforcing payment hereof whether or not suit is brought, and if suit is brought, then through all appellate actions. Interest shall accrue and be payable on the amount of the outstanding Obligations due and payable upon the occurrence of an Event of Default and during its continuance at the Post-Default Rate.
     6. The Borrower hereby waives presentment, protest, demand for payment, diligence, notice of dishonor and of nonpayment, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, hereby waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, without limitation, exemptions provided by any federal or state statute, including, without limitation, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof and hereby consents to any extensions of time, renewals, releases of any party this Note, waiver or modification that may be granted or consented to by the holder of this Note.
     7. The Borrower agrees that its liabilities hereunder are absolute and unconditional without regard to the liability of any other party and that no delay on the part of the holder hereof in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

     8. If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Note or any other agreement made in connection with this transaction, it is agreed that (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Note or any other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law, if any, and any excess shall be credited to the Borrower and (b) if the Lender elects to accelerate the maturity of, or if the Borrower prepays the indebtedness described in this Note, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in this Note or otherwise, shall be credited to the Borrower automatically as of the date of acceleration or prepayment.
     9. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE AND EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN AGREEMENT IN RESPECT OF SUCH OTHER LOAN AGREEMENT.
     10. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE BANKRUPTCY COURT OR IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER OR THE LENDER, AS APPLICABLE, AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 8.01 OF THE FINANCING AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH OTHER IN ANY OTHER JURISDICTION. THE PARTIES HERETO EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     11. THE BORROWER AND THE LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS NOTE, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER FOR MAKING THE LOAN.
     IN WITNESS WHEREOF, each of the Borrower has executed and delivered this Note on the date and year first above written.

CANARGO ENERGY CORPORATION
By
Name:
Title:

SCHEDULE A
ADVANCES AND REPAYMENTS

Unpaid
Date of	Amount of	Amount of	Amount of	Principal
Advance	Advance	Principal Paid	Interest Paid	Balance

U.S.$

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